KCG Holdings, Inc. (NYSE: KCG) Barclays Americas Select Franchise Conference, London May 20, 2015 Exhibit 99.1

Safe Harbor
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would,"
"should," "could" or "may," or by variations of such words or by similar expressions. These "forward-looking statements" are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the "Mergers") of Knight Capital Group, Inc. ("Knight") and GETCO Holding Company,
LLC ("GETCO"), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the
August 1, 2012 technology issue that resulted in Knight's broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE
Arca securities into the market and the impact to Knight's business as well as actions taken in response thereto and consequences thereof; (iii) the sales of KCG's reverse mortgage origination and securitization business, KCG's futures commission merchant and KCG Hotspot; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney General,
Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to KCG’s organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes; (viii) KCG's ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (x)
the effects of increased competition and KCG's ability to maintain and expand market share; and (xi) the completion of the tender offer commenced by KCG on May 4, 2015. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in
KCG's reports with the SEC, including, without limitation, those detailed under "Risk Factors" in KCG's Annual Report on Form 10-K for the year-
ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter-ended March 31, 2015, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

Investment Rationale
1. A better model for the emerging competitive landscape – agile, scalable, pure-play, execution-only, non-bank
2. A developer of advanced technologies driving the shift in trading from analog to digital across asset classes
3. Prospects for multiyear organic growth direct from core capabilities
4. Strong cash flow generation and early record of capital return
5. Long-term growth opportunities from the after effects of new regulations instituted in response to the global financial crisis of 2008

The KCG Model
Market
Making
Agency
Execution
Trading
Venues
KCG helps retail and institutional investors
efficiently buy and sell liquid financial assets
around the world.
Direct-to-client and non-client,
exchange-based market making
Agency-based trading
on behalf of clients
Agency-based trading between
principals to transactions
2
A leading, independent global securities firm
dedicated exclusively to trading
Developer of advanced technologies applicable to
market making, agency execution and trading
venues in multiple asset classes
Delivers consistent, high-quality trade executions
that drive trading performance for retail and
institutional investors
Contributes to better price discovery, deeper
liquidity, tighter spreads and lower costs for all
market participants

U.S. Trade Execution

Potential Disruptors
Proprietary Trading Groups
KCG*
Market Makers
EMSs / OMSs
Institutional e-Brokers
Exchanges
ATSs
Market Leaders
Global banks
Prime Brokers
Mid-Size Institutional Brokers
Advanced
Technology
Functional
Specialized
Full Service
Client Offering

KCG

The Competitive Landscape * KCG Holdings, Inc. was formed July 1, 2013 by the merger of GETCO Holding Company, LLC and Knight Capital Group, Inc. 3

Integration and Restructuring Activities
3Q13 4Q13 1Q14
2Q14
3Q14 4Q14 1Q15 2Q15
4
Closing of sale of
Urban Financial
(12/2)
Inception of share
repurchase
program
(5/2)
U.K. broker-dealer
consolidation
(7/1)
Debt refinancing into
$500 mn Sr Secured
Notes due in 2020 (3/13)
Full prepayment
of $535 mn first
lien credit facility
(4/15)
U.S. broker-dealer
consolidation
(1/2)
Appointment of
Steffen Parratt
as CFO (1/6)
Announcement
of modified
Dutch auction
tender offer
(5/1)
A 35% reduction in
headcount since the
merger close to 1,038
full-time employees
(3/31)
Appointment of Philip
Allison as CEO of KCG
Europe Ltd (9/22)
Realization of the estimated
merger-related cost synergies
of $110 mn on an annualized
run-rate basis (12/31)
Closing of sale of
KCG Futures
(12/1)
Appointment of
Charles Haldeman
as Non-Executive
Chairman of the
Board (10/30)
Consolidation of legacy
alternative trading
systems (8/4)
Reorganization of
KCG Europe Ltd
(10/28)
Closing of sale of
KCG Hotspot (3/13)

KCG debt level and cumulative share repurchases[1]

$1,250
$1,000
$750
$500
$250
$0
in $ millions
$1,215
$495
$425
$95
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15

KCG

Cash Management: Deleveraging to Capital Return
Debt level Cumulative share repurchases
Cash
(in $ millions)
Sources Uses
Approximate cash and cash equivalents
at July 1, 2013²
$     730
Asset sales³
304
Free cash flow 278
Debt repayments 857
Funds received from issuance of debt, net
6
488
Distributions from investments, net 58
Share repurchases
8
95
Tender Offer 330
Subtotal 575
Targeted liquidity pool of cash and highly-liquid
instruments
350
Approximate remaining cash $     225
NOTE: Totals may not add due to rounding
1
Debt level and share repurchases for May 2015 and June 2015 assume no principal debt prepayments are made and the $330 million modified Dutch auction tender offer is fully subscribed
2
Represents the aggregate cash and cash equivalents held by GETCO Holding Company, LLC and Knight Capital Group, Inc. at June 30, 2013; also factors in cash activity related to the Mergers on 7/1 including issuance of $535 million First
Lien Credit Facility, contribution of $55 million from GA offset by payment to Knight shareholders of $720 million, funding of escrow account to paydown Knight Convertibles of $375 million, payment of debt (and interest on debt) on GETCO's books and fees on Merger-related debt issuances
3
Asset sales represent aggregate cash received to date from sales of Urban Financial of America, KCG's futures commission merchant (FCM) and KCG Hotspot, less estimated  taxes payable on the applicable gains and excluding all future consideration
4
Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in Regulation G tables
5
Debt repayments represents total cash used to repay 8.25% $305 million Senior Secured Notes plus its make-whole premium plus $535 million First Lien Credit Facility ($117 million of the paydown of this facility came from the Collateral
Account funded on 7/1; $117 million of KCG's cash was then used for the repayment of the remaining principal outstanding of KCG's Convertible Notes
6
Funds received from issuance of debt, net represents issuance of 6.875% $500 million Senior Secured Notes, net of fees paid to third parties directly attributable to the debt issuance
7
Distributions from investments, net represents cash received as returns on capital related to KCG's investments, net of additional investments made
8
Represents share repurchases under the initial $150 million share repurchase program authorized by the KCG Board of Directors on May 1, 2014
9
Represents the maximum amount available for share repurchases under the modified Dutch auction tender offer announced in May 2015.
10
Targeted liquidity pool, as described in KCG's SEC filings within Item 3 ‘Quantitative and Qualitative Disclosures About Market Risk’
11
Represents cash in excess of the targeted liquidity pool, a portion of which is contained in Cash and cash equivalents and the remainder is used to fund daily operations and contained elsewhere on the balance sheet including within Receivable from brokers, dealers and clearing organizations
5
5
7
9
11

10

Avg. quarterly earnings and free cash flow[1]
$60
$50
$40
$30
$20
$10
$0
in $ millions
$41.6 mn
$36.5 mn
$48.4 mn
$19.4 mn
$22.5 mn
$32.4 mn
2H13
2014
1Q15

Avg. quarterly non-GAAP expenses[1]
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
in $ millions
$210.2 mn
$199.0 mn
$186.6 mn
2H13
2014
1Q15

KCG

Consolidated Financials

Compensation and benefits Communications and data processing
Depreciation and amortization Debt interest expense
Professional fees Occupancy and equipment rentals
Business development Other
KCG balance sheet
As of March 31, 2015
(in $ millions)
Cash and cash equivalents 990.5
Debt³
799.8
Stockholders’ equity 1,783.3
- - -
Debt-to-tangible equityratio
4
0.30
- - -
Bookvalue per share
5
$15.10
Tangible book value per share
5
$13.86
1
See addendum for a reconciliation of GAAP to non-GAAP financial results; quarterly averages are derived from totals provided in the charts
2
Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in the Regulation G tables
3
Debt at March 31, 2015 included the 8.25% $305 million Senior Secured Notes, which were redeemed subsequent to the quarter close using funds held in escrow
4
Debt-to-tangible equity ratio at March 31, 2015 excludes the 8.25% $305 million Senior Secured
Notes redeemed subsequent to the quarter close; tangible equity is calculated by subtracting goodwill and intangible assets from equity
5
Tangible book value is calculated by subtracting goodwill and intangible assets from equity; based on shares outstanding of 118.1 million, including restricted stock units (RSUs)
Non-GAAP pre-tax income from continuing operations
Free cash flow from operating income²

Prospects for Multiyear Organic Growth

Market
Making
Agency
Execution
Trading
Venues
Market Making:
Agency Execution:
Trading Venues:
Incremental market share gains in U.S. equities from
strategic clients and expanded capabilities,
Market making in fixed income, currencies and
commodities on a global basis,
Building out the client network in Europe
Expansion of algorithmic trading among U.S.
and European asset managers,
The continued growth of ETF assets under
management and trading volume,
The potential for unbundling
Expansion of the KCG BondPoint offering for
institutional clients
Industry consolidation among ATSs

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended March 31, 2015 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     39,340 $     381,058 $     (14,270) $     406,128
Gain on sale of KCG Hotspot - (385,026) - (385,026)
Professional fees related to sale of KCG Hotspot - 6,736 - 6,736
Compensation expense related to sale of KCG Hotspot
- 4,457 - 4,457
Lease loss accrual, net
- - 132 132
Non-GAAP income (loss) from continuing operations before income taxes
$     39,340 $     7,225 $     (14,138) $     32,427

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended December 31, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     42,710 $     9,968 $     (26,147) $     26,531
Gain on sale of FCM - (2,116) - (2,116)
Lease loss accrual, net - - 6,117 6,117
Non-GAAP income (loss) from continuing operations before income taxes
$     42,710 $     7,852 $     (20,030) $     30,532

3 months ended September 30, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP loss from continuing operations before income taxes
$     (8,033) $     (1,664) $     (5,538) $     (15,235)
Net gain related to tradeMONSTER combination with OptionsHouse
- - (15,105) (15,105)
Compensation related to reduction in workforce and other employee separations 2,786 3,577 4,158 10,521
Writedown of assets and lease loss accrual, net - - 301 301
Non-GAAP (loss) income from continuing operations before income taxes $     (5,247) $     1,913 $     (16,184) $     (19,518)
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended June 30, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     36,004 $     736 $     (22,233) $     14,507
Writedown of capitalized debt costs - - 1,995 1,995
Compensation related to reduction in workforce 383 1,886 800 3,069
Writedown of assets and lease loss accrual, net
452 - 1,489 1,941
Non-GAAP income (loss) from continuing operations before income taxes
$     36,839 $     2,622 $     (17,949) $     21,512

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended March 31, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     76,032 $     2,016 $     (18,664) $     59,384
Writedown of capitalized debt costs - - 7,557 7,557
Income resulting from the merger of BATS and Direct Edge, net - - (9,644) (9,644)
Lease loss accrual, net
359 - (93) 266
Non-GAAP income (loss) from continuing operations before income taxes
$     76,391 $     2,016 $     (20,844) $     57,563

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended December 31, 2013 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     47,951 $     (4,491) $     (60,159) $     (16,699)
Compensation and other expenses related to a reduction in workforce 5,254 5,447 708 11,409
Professional and other fees related to Mergers and August 1st technology issue - - 2,785 2,785
Writedown of capitalized debt costs
- - 13,209 13,209
Gain on strategic asset
- - (1,359) (1,359)
Writedown of assets and lease loss accrual
- 1,681 8,819 10,500
Non-GAAP income (loss) from continuing operations before income taxes $     53,205 $     2,637 $     (35,997) $     19,845

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2013 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     47,853 $     (16,354) $     89,874 $     121,373
Gain on investment in Knight Capital Group, Inc. - - (127,972) (127,972)
Compensation and other expenses related to reduction in workforce 2,309 15,132 - 17,441
Professional and other fees related to Mergers and August
1st
technology issue
- - 7,269 7,269
Writedown of assets and lease loss accrual, net
108 - 828 936
Non-GAAP income (loss) from continuing operations before income taxes
$     50,270 $     (1,222) $     (30,001) $     19,047

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended March 31, 2015 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
106,718 4,457 102,261
Communications and data processing
33,764 - 33,764
Depreciation and amortization 20,615 - 20,615
Debt interest expense 8,463 - 8,463
Professional fees 11,181 6,736 4,445
Occupancy and equipment rentals
7,340 - 7,340
Business development
1,857 - 1,857
Lease loss accrual, net
132 132 -
Other 7,808 - 7,808
Total expenses¹
$     197,878 $     11,325 $     186,553

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

3 months ended December 31, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
116,214 - 116,214
Communications and data processing
36,945 - 36,945
Depreciation and amortization 21,224 - 21,224
Debt interest expense 7,721 - 7,721
Professional fees 5,695 - 5,695
Occupancy and equipment rentals
8,514 - 8,514
Business development
2,308 - 2,308
Lease loss accrual, net
6,117 6,117 -
Other 9,822 - 9,822
Total expenses¹
$     214,561 $     6,117 $     208,444
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
95,307 10,521 84,786
Communications and data processing
38,576 - 38,576
Depreciation and amortization 20,298 - 20,298
Debt interest expense 7,714 - 7,714
Professional fees 7,161 - 7,161
Occupancy and equipment rentals
7,672 - 7,672
Business development
3,163 - 3,163
Writedown of assets and lease loss accrual, net
301 301 -
Other 10,580 - 10,580
Total expenses¹
$     190,772 $     10,822 $     179,950

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

3 months ended June 30, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
103,430 3,069 100,361
Communications and data processing
38,279 - 38,279
Depreciation and amortization 19,823 - 19,823
Debt interest expense 7,497 - 7,497
Professional fees 7,337 - 7,337
Occupancy and equipment rentals
8,235 - 8,235
Business development
2,609 - 2,609
Writedown of assets, lease loss accrual and capitalized debt costs
3,936 3,936 -
Other 10,767 - 10,767
Total expenses¹
$     201,913 $     7,005 $     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

3 months ended March 31, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
122,319 - 122,319
Communications and data processing
36,796 - 36,796
Depreciation and amortization 20,103 - 20,103
Debt interest expense 9,524 - 9,524
Professional fees 5,402 - 5,402
Occupancy and equipment rentals
8,285 - 8,285
Business development
1,683 - 1,683
Lease loss accrual and writedown of capitalized debt costs
7,823 7,823 -
Other 8,643 - 8,643
Total expenses¹
$     220,578 $     7,823 $     212,755
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

3 months ended December 31, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
112,209 11,409 100,800
Communications and data processing
37,512 - 37,512
Depreciation and amortization 19,566 - 19,566
Debt interest expense 12,943 - 12,943
Professional fees 7,734 2,491 5,243
Occupancy and equipment rentals
9,358 - 9,358
Business development
1,923 - 1,923
Lease loss accrual and writedown of capitalized debt costs
23,709 23,709 -
Other 13,066 294 12,772
Total expenses¹
$     238,020 $     37,903 $     200,117
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

3 months ended September 30, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
129,631 17,441 112,190
Communications and data processing
44,046 - 44,046
Depreciation and amortization 20,091 - 20,091
Debt interest expense 19,350 2,982 16,368
Professional fees 9,077 4,087 4,990
Occupancy and equipment rentals
8,898 - 8,898
Business development
2,644 200 2,444
Writedown of assets and lease loss accrual, net
936 936 -
Other 11,318 - 11,318
Total expenses¹
$     245,991 $     25,647 $     220,345
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.